                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report(Date of earliest event reported):October 7, 2002(October 7, 2002)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

                              333-33182 05-0509802
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          (Commission File Number) (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 7:           Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1     Press Release dated October 7, 2002 regarding SFAS No. 147

Item 9:           Regulation FD Disclosure.

     On October 7, 2002, the Registrant  issued a press release  announcing that as a result of Statement of Financial Accounting Standards No. 147 issued by the
Financial  Accounting  Standards Board (FASB) on October 1, 2002, the Registrant
will be able to eliminate $1.2 million of annual goodwill amortization beginning
January 1, 2002. The  Registrant  will be required to restate its income for the first two quarters of 2002 to reflect the  elimination of goodwill  amortization and will adopt the new FASB standard  beginning in the third quarter.  A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANCORP RHODE ISLAND, INC.

                                            By: /s/Albert R. Rietheimer
                                                _________________________
                                                   Albert R. Rietheimer
                                                   Chief Financial Officer

Date:  October 7, 2002